Amplify Samsung U.S. Natural Gas Infrastructure ETF
Schedule of Investments
June 30, 2025 (Unaudited)

COMMON STOCKS - 98.5%	Shares	Value
Energy - 82.5%(a)
Archrock, Inc.	5,628	$139,743
Cheniere Energy, Inc.	434	105,688
Diamondback Energy, Inc.	98	13,465
DT Midstream, Inc.	1,400	153,874
Enbridge, Inc.	6,230	282,343
Energy Transfer LP	7,784	141,124
Expand Energy Corp.	756	88,407
FLEX LNG Ltd.	2,814	61,852
Golar LNG Ltd.	2,212	91,112
Kinder Morgan, Inc.	11,200	329,280
Kodiak Gas Services, Inc.	1,960	67,169
MPLX LP	6,034	310,811
ONEOK, Inc.	448	36,570
Plains GP Holdings LP	7,602	147,707
Solaris Energy Infrastructure, Inc.	6,482	183,376
Targa Resources Corp.	686	119,419
TC Energy Corp.	4,200	204,918
Venture Global, Inc. - Class A	5,362	83,540
Western Midstream Partners LP	3,528	136,534
Williams Cos., Inc.	5,348	335,908
		3,032,840

Industrials - 6.3%
Bloom Energy Corp. - Class A (b)	1,736	41,525
Chart Industries, Inc. (b)	700	115,255
Worthington Enterprises, Inc.	1,162	73,950
		230,730

Materials - 1.9%
Air Products and Chemicals, Inc.	252	71,079

Utilities - 7.8%
NextEra Energy, Inc.	182	12,634
PPL Corp.	2,702	91,571
Vistra Corp.	938	181,794
		285,999
TOTAL COMMON STOCKS (Cost $3,467,363)		3,620,648

SHORT-TERM INVESTMENTS - 1.4%		Value
Money Market Funds - 1.4%	Shares
Invesco Government & Agency Portfolio – Institutional Class, 4.26% (c)	51,179	51,179
TOTAL SHORT-TERM INVESTMENTS (Cost $51,179)		51,179

TOTAL INVESTMENTS - 99.9% (Cost $3,518,542)		3,671,827
Other Assets in Excess of Liabilities - 0.1%		2,956
TOTAL NET ASSETS - 100.0%		$3,674,783
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LP - Limited Partnership

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Amplify Samsung U.S. Natural Gas Infrastructure ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	3,620,648	–	–	3,620,648
Money Market Funds	51,179	–	–	51,179
Total Investments	3,671,827	–	–	3,671,827

Refer to the Schedule of Investments for further disaggregation of investment categories.